UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 2, 2015

IDI, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-158336	77-0688094
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2650 North Military Trail, Suite 300, Boca Raton, Florida		33431
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-757-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On June 3, 2015, upon recommendation of the Nominating and Corporate Governance Committee, the Board of Directors (the “Board”) of IDI, Inc. (the “Company”) appointed Robert Swayman as a director, effective immediately, subject to re-election at the next annual meeting. The Board confirmed that Mr. Swayman is an independent director. Mr. Swayman will serve on the Company’s Audit Committee.

From 1998-2014, Mr. Swayman served as President and CEO of National Alarm Systems, Inc., a company he founded in 1998, prior to its sale in January 2014. From January 2014 through February 2015, Mr. Swayman served as General Manager of ASG Security, which acquired National Alarm Systems. Mr. Swayman is a Certified Public Accountant and holds a B.S. degree in accounting from the State University of New York at Buffalo. Mr. Swayman is not a party to any arrangement or understanding with any person pursuant to which he was appointed as a director nor is he a party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 2, 2015, IDI held its Annual Meeting of Stockholders for 2015 (the “Annual Meeting”). At the Annual Meeting, the total number of shares represented in person or by proxy was 8,484,358 of the 13,888,454 shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of the record date, April 13, 2015. The following matters were voted upon at the Annual Meeting:

1. Election of Directors. The following named persons were elected as Directors of the Company to serve until the next Annual Meeting of Stockholders in 2016 or until their successors are elected and qualified. The votes cast were as follows:

Director Nominee	For	Vote Withheld

Robert N. Fried	8,372,663	111,695
Derek Dubner	8,474,383	9,975
Steven D. Rubin	8,469,962	14,396
Daniel Brauser	8,414,383	69,975
Peter Benz	8,474,383	9,975
Michael Brauser	8,474,383	9,975

Ken Hunter, who was listed as a nominee for election as a director in the Company’s Proxy Statement for the Annual Meeting, withdrew his candidacy to serve on the Board of Directors prior to the Annual Meeting.

2. Stock Incentive Plan. The stockholders voted to approve the 2015 Stock Incentive Plan (the “Plan”) and ratify the awards under the Plan, covering the issuance of 2,500,000 shares of Common Stock, as described in the proxy statement. The stockholder vote was as follows:

8,408,893 Votes	FOR the resolution
24,076 Votes	AGAINST the resolution
51,389 Votes	ABSTAIN

3. Say on Pay. The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers for 2014, as described in the proxy statement. The stockholder vote was as follows:

8,380,366 Votes	FOR the resolution
74,433 Votes	AGAINST the resolution
29,559 Votes	ABSTAIN

4. Frequency of Future Say-on-Pay Votes. The stockholders voted to approve, on an advisory basis, the frequency of future stockholder votes relating to the Company’s executive compensation as follows:

8,269,267 Votes	FOR one (1) year as the resolution
35,201 Votes	FOR two (2) years as the resolution
94,051 Votes	FOR three (3) years as the resolution
85,839 Votes	ABSTAIN

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDI, Inc.

June 4, 2015	By:	/s/ Derek Dubner

Name: Derek Dubner
Title: Co-Chief Executive Officer